UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Lifeward Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2 Cabot Rd., Hudson, MA	01749
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +508.251.1154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, no par value	LFWD	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

An aggregate of 2,036,125 ordinary shares, no par value each (the “Ordinary Shares”), of Lifeward Ltd. (the “Company”), or approximately 71.7% of the 2,838,715 Ordinary Shares issued and outstanding as of September 30, 2026, the record date for the Company’s 2026 Annual and Extraordinary General Meeting of Shareholders held on October 30, 2026 (the “Meeting”), were present or voted at the Meeting, constituting a quorum. The following proposals were voted upon at the Meeting, with the results of such voting as set forth below. Each of the proposals received the requisite level of shareholder approval, except for Proposal 6, which did not receive the requisite votes for approval. The proposals are described in greater detail in the Company’s definitive Proxy Statement for the Meeting filed with the Securities and Exchange Commission on September 25, 2026 (the “Proxy Statement”).

Results of the Meeting

Proposal No. 1.a: To approve the re-election of Haggai Zamir as a Class III director, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.

For	Against	Abstain	Broker Non-Votes
1,353,461	92,843	40,819	549,002

Proposal No. 1.b: To approve the re-election of Avi Gabay as a Class III director, to serve until the 2029 annual general meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.

For	Against	Abstain	Broker Non-Votes
1,353,446	92,945	40,731	549,003

Proposal No. 2: To approve the election of Ariel Kallner as an “external director” within the meaning of the Israel Companies Law, 5759-1999, to serve for a three-year term commencing as of November 11, 2026, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, and to approve his compensation as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
101,440	94,548	40,771	549,003

As required by Israeli law, Proposal 2 was also approved by shareholders holding a majority of the ordinary shares voted on such proposal (excluding abstentions) who were non-controlling shareholders and did not have a personal interest in such proposal.

Proposal No. 3: To approve the equity compensation payable to the Company’s current and future directors, other than External Directors and directors who are employees of the Company, as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
99,369	96,000	41,391	549,002

As required by Israeli law, Proposal 3 was also approved by shareholders holding a majority of the ordinary shares voted on such proposal (excluding abstentions) who were non-controlling shareholders and did not have a personal interest in such proposal.

Proposal No. 4: To approve the compensation payable to Josh Hexter, the Company’s Interim Chief Executive Officer, as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
133,187	98,732	4,841	549,002

As required by Israeli law, Proposal 4 was also approved by shareholders holding a majority of the ordinary shares voted on such proposal (excluding abstentions) who were non-controlling shareholders and did not have a personal interest in such proposal.

Proposal No. 5: To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of ordinary shares upon conversion of the Notes and exercise of the Warrants issued pursuant to the Securities Purchase Agreement, including issuances in excess of the Exchange Cap, each as defined and described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,351,136	134,590	1,396	549,003

Proposal No. 6: To approve the renewal of the Company’s Compensation Policy for officers and directors for a period of three years, as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
95,657	99,427	41,676	549,002

Proposal 6 was not approved, as required by Israeli law, by shareholders holding a majority of the ordinary shares voted on such proposal (excluding abstentions) who were non-controlling shareholders and did not have a personal interest in such proposal.

As previously disclosed, the Company’s entry into an employment agreement with Ronen Tsimerman was subject to shareholder approval of the renewed Compensation Policy. Notwithstanding, Mr. Tsimerman’s appointment as Chief Financial Officer, effective as of November 1, 2026, is not affected by the foregoing. The Company will take steps to bring a compensation policy for officers and directors into effect and, once it is in effect, Mr. Tsimerman’s employment agreement will be effective as of November 1, 2026.

Proposal No. 7: To re-appoint Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and until the Company’s 2027 annual general meeting of shareholders, and to authorize the Board of Directors, upon the recommendation of the Audit Committee, to fix the remuneration of such independent registered public accounting firm.

For	Against	Abstain
1,917,661	115,643	2,820

Proposal No. 8: To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,343,180	138,831	5,112	549,002

Proposal No. 9: To approve, on an advisory basis, the frequency of the named executive officer compensation advisory vote.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
1,422,527	47,239	9,202	8,151	549,002

After consideration of the voting results of Proposal No. 9, the Company determined that it will hold future advisory votes on named executive officer compensation annually until the next required vote on such frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeward Ltd.

Dated: November 5, 2026	By:	/s/ Josh Hexter
	Name:	Josh Hexter
	Title:	Interim Chief Executive Officer